UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2006

__________________________

CARVER BANCORP, INC.
(Exact name of registrant as specified in its charter)

__________________________

Delaware	0-21487	13-3904147
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY 10027-4512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 876-4747

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 7.       NOT APPLICABLE.

ITEM 8.01	OTHER EVENTS.

On September 29, 2006, Carver Bancorp, Inc. (the “Company”) completed its acquisition of Community Capital Bank ( “CCB”) pursuant to the terms of the Agreement and Plan of Merger between the Company and CCB, dated April 5, 2006, as amended by the First Amendment to the Agreement and Plan of Merger between the Company and CCB, dated June 2, 2006.

A copy of the press release, dated October 2, 2006, announcing the completion of the Company’s acquisition of CCB is attached hereto as Exhibit 99.1.

ITEM 9.01.                            FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)	Not applicable.

(c)	Exhibits

The following Exhibits are filed as part of this report.

Exhibit 99.1 Press release dated October 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.

By:	/s/ Deborah C. Wright
Deborah C. Wright
Chairman & Chief Executive Officer

Dated: October 3, 2006

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated October 2, 2006.